Cash, Cash Equivalents and Current Marketable Securities	12 Months Ended
Dec. 28, 2014
Cash and Cash Equivalents [Abstract]
Cash, Cash Equivalents and Current Marketable Securities
Cash, Cash Equivalents and Current Marketable Securities
At the end of 2014 and 2013, cash, cash equivalents and current marketable securities were comprised of:

(Dollars in Millions)	2014	2013
Cash	$2,336	2,789
Government securities and obligations	20,610	7,632
Reverse repurchase agreements	6,735	15,006
Corporate debt securities	1,343	1,467
Money market funds	1,352	1,886
Time deposits	713	426
Total cash, cash equivalents and current marketable securities	$33,089	29,206

The estimated fair value approximated cost as of December 28, 2014 and December 29, 2013.
As of December 28, 2014, current marketable securities consisted of $17,682 million, and $884 million of government securities and obligations and corporate debt securities, respectively, with no reverse repurchase agreements.
As of December 29, 2013, current marketable securities consisted of $6,160 million, $1,100 million and $1,019 million of government securities and obligations, reverse repurchase agreements and corporate debt securities, respectively.
Fair value of government securities and obligations and corporate debt securities were estimated using quoted broker prices and significant other observable inputs.
The Company invests its excess cash in both deposits with major banks throughout the world and other high-quality money market instruments. The Company has a policy of making investments only with commercial institutions that have at least an "A" (or equivalent) credit rating.